NON NEGOTIABLE MORTGAGE PROMISSORY NOTE

$8,850,000.00                          Manchester, New Hampshire
                                              December 28 , 1994


         FOR VALUE RECEIVED, the undersigned, ROCKINGHAM VENTURE, INC., a New Hampshire corporation having its principal office at Rockingham Park, Rockingham Park Boulevard, Salem, New Hampshire (the "Borrower"), unconditionally promises to pay to the order of SHOWBOAT, INC., a Nevada corporation having its principal office at 2800 Fremont Street, Las Vegas, Nevada (the "Lender"), at such office or other place as the Lender or other holder hereof (the "Holder") may from time to time direct in writing, in lawful money which, at the time or times of payment, is the legal tender for public and private debts in the United States of America, the principal sum of EIGHT MILLION EIGHT HUNDRED FIFTY THOUSAND AND 00/100THS DOLLARS ($8,850,000.00), plus interest thereon, in the manner and at the rate hereinafter set forth.

    1.   DEFINITIONS

    The terms used herein are defined or are incorporated by reference in the Mortgage (as hereinafter defined) and have the meanings specified therein unless expressly otherwise defined herein.

      As used herein:

   "Business Day" means a day on which banks are open for business in Manchester, New Hampshire.

   "Default Rate" means the optional rate of interest which the Holder may charge following the occurrence of an Event of Default and failure by Borrower to cure within the applicable grace period, if any, and shall equal the rate of interest then in effect under this Note plus 5% per annum.

   "Indebtedness" means the principal sum of $8,850,000.00, or s
o much thereof as may be outstanding from time to time, together with interest thereon at the rate stated herein, and any other amounts which may become due and payable under this Note, the Mortgage or any other Loan Document.

   "Loan Documents" means this Note, the Mortgage, the Assignme nt of Leases and Rents of even date between the Borrower and the Lender and any other instrument or document evidencing, securing, guarantying or otherwise delivered to the Lender in connection with the obligations hereunder.

   "Mortgage" means the Mortgage and Security Agreement of even date granting a second mortgage on certain real property and improvements thereon known as Rockingham Park located in Salem, New Hampshire (the "Property"), which Mortgage was granted by Borrower to Lender as security for this Note.

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     2.   INTEREST RATE.

     The outstanding principal balance of the Indebtedness shall bear interest at a fixed rate equal to 8.3% per annum. Interest shall be calculated daily on the basis of a 360-day year and actual number of days elapsed.

     3.   TERM; PAYMENTS OF PRINCIPAL AND INTEREST.

     The term of this Note shall be for a period of sixty (60) months commencing on the date first above written (the "Term"). During the Term, Borrower shall make payments as follows: Twenty
(20) consecutive blended quarterly principal and interest payments, commencing April 1, 1995 and continuing on the first day of each July, October, and January thereafter, the first 19 such installments to be in the amount of $259,000.00 each and the final installment to be in the amount of the entire unpaid principal balance plus accrued interest thereon; provided that Borrower at its election may extend the maturity of this Note an additional twelve (12) months if Lender has extended on or before December 31, 1999 the gaming option of Borrower and Lender for a corresponding period as provided in the Letter Agreement dated December 22, 1994 AND ACCEPTED DECEMBER 23, 1994, between Lender and Borrower, as such agreement may be hereafter modified, amended or replaced by more definitive documentation as provided therein (the "Letter Agreement"), and Borrower may further extend the maturity of this Note an additional twelve (12) months if Lender has extended on or before December 31, 2000 the gaming option of Borrower and Lender for a corresponding period. If the term is extended as herein provided, the quarterly blended payments of principal and interest shall continue on the dates and in the amounts stated above. EACH INSTALLMENT PAYMENT SHALL BE APPLIED FIRST TO ACCRUED INTEREST AND THE BALANCE TO THE UNPAID PRINCIPAL SUM.

     4.   INTEREST BASIS.

     If payment of any principal amount is received after THE CLOSE OF BUSINESS (LAS VEGAS, NEVADA TIME) on any Business Day, interest on such principal amount shall be due and payable for the day of payment and each day thereafter up to the next Business Day.

     5.   METHOD OF PAYMENT.

     All payments of interest and principal hereunder shall be made to the Lender at the address specified above or such other address as indicated by the Lender or any other Holder of this Note. Whenever any payment hereunder becomes due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall accrue at the applicable rate during such extension.
                             2
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     6.   INTEREST RATE.

     The outstanding principal balance of the Indebtedness shall bear interest at a fixed rate equal to 8.3% per annum. Interest shall be calculated daily on the basis of a 360-day year and actual number of days elapsed.

     7.   TERM; PAYMENTS OF PRINCIPAL AND INTEREST.

     The term of this Note shall be for a period of sixty (60) months commencing on the date first above written (the "Term"). During the Term, Borrower shall make payments as follows: Twenty
(20) consecutive blended quarterly principal and interest payments, commencing April 1, 1995 and continuing on the first day of each July, October, and January thereafter, the first 19 such installments to be in the amount of $259,000 Lender of leases a respecting the Property and any other collateral granted, pledged or assigned to the Lender under the Loan Documents.

     8. SECURITY INTEREST IN DEPOSITS.

     As additional collateral, the Borrower hereby (a) grants a security interest in, pledges, assigns, and delivers to the Lender, and any subsequent Holder as appropriate, all deposits, credits or other property now or hereafter due from the Lender, or any subsequent Holder, to the Borrower; and (b) grants the right to set-off and apply (and a security interest in said right) from time to time hereafter and without demand or notice of any nature, all, or any portion, of such deposits, credits and other property, against the Indebtedness, whether the Collateral (as defined hereinabove) is deemed adequate or not.

     9.   EVENTS OF DEFAULT.

     Any of the following shall constitute an Event of Default hereunder:

          a) The failure of the Borrower to make any payment required under the terms of this Note within a period of ten
     (10) days after the due date;

          b) The occurrence of any Event of Default as specified in the Mortgage or any other Loan Document;

          c) Failure by Lender and Borrower to prepare and agree upon definitive Joint Venture, Management and Development and Preopening Services Agreements on or before June 21, 1995, unless such parties agree in writing to extend such period, and failure to repay the Indebtedness in full within six (6) months thereafter;

          d) Failure by Borrower to limit-track management fees in the aggregate to $800,000 per year, subject to 58 annual increases commencing June 1, 1995, or to observe the subordination requirements respecting such fees contained in Paragraph 2(i) of the Letter Agreement; or
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          e) Failure by Borrower to observe the allocation
     requirements for excess cash flow as provided in Paragraph 2(1) of the Letter Agreement.

     10.  REMEDIES ON DEFAULT.

     Upon the occurrence of any Event of Default (and at the option of any Holder of this Note which may be exercised immediately or at any time thereafter so long as the Event of Default continues), all obligations of the Borrower evidenced hereby shall become immediately due and payable without notice or demand and such Holder shall then have, in any jurisdiction where enforcement thereof is sought, in addition to all other rights and remedies provided herein, in the Mortgage or any other Loan Document or other instrument given by the Borrower to the Lender to secure this Note, the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New Hampshire and all other rights and remedies available at law or in equity. The foregoing notwithstanding, the Holder shall not enforce the terms of this Note in a manner which would in any way materially impair the security afforded by the Lien Hereof (as defined in the Senior Indenture).

     11.  DEFAULT RATE.

     Upon the occurrence of an Event of Default and failure by Borrower to cure within the applicable grace period, if any, this Note at the Holder's election shall bear interest at the Default Rate until the default is cured to the Holder's satisfaction. In any event, the Note shall bear interest at the Default Rate from and after maturity, whether or not resulting from acceleration.

     12.  LATE CHARGE.

     As to any quarterly payment or portion thereof not received by the Holder within ten (10) days after each Payment Date, the Borrower shall pay an additional charge equal to five percent
(5%) of the amount of such payment so delinquent.

     13.  NO RIGHTS OF SET-OFF BY BORROWER.

     No payment of principal hereof or interest hereon shall be subject to set-off, reduction or recoupment by Borrower for any cause whatsoever relating to or based on dealings between Borrower and the Lender or any subsequent Holder.

     14.  COSTS OF COLLECTION.

     Should the Indebtedness or any part thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of an attorney for collection after default, whether or not suit is filed hereon Borrower agrees to pay, upon demand by the Holder, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and reasonable attorney's fees and other collection charges.
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     15. APPLICATION OF PAYMENTS.

     Every payment hereunder received pursuant to collection actions described in Paragraph 14 above shall be applied first to costs of collection; second to amounts (other than principal and interest) due hereunder, under the Mortgage or under any other Loan Document; third to interest accrued hereon; and the balance, if any, to principal.

     16. EQUITY CONVERSION. This Note is subject to certain provisions contained in the Letter Agreement whereby the then current outstanding principal balance evidenced hereby may be converted into Lender's equity contribution to the Joint Venture (as defined in the Letter Agreement).

     17.  WAIVER OF DEFENSES.

          a) Borrower and every endorser of this Note (other than a person transferring this Note by endorsement) by becoming such endorser hereby (i) waives, except as otherwise provided herein, (to the fullest extent allowed by law) all requirements of diligence in collection, presentment, notice of non-payment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or the realization of any security for this Note, (ii) waives any right to the benefit of, or to direct the application of any security for this Note until all the obligations of the Borrower represented hereby have been paid in full, (iii) waives the right to require the Holder to proceed against any other person or to pursue any other remedy before proceeding against him, and (iv) agrees that, if consented to by Borrower, no renewal or extension of this Note, including a renewal or extension in which this Note is surrendered, nor change in the rate of interest payable hereon, nor release, surrender or substitution of security for this Note or the Indebtedness, nor modification or waiver of the terms hereof or of any instrument referred to herein or any other agreement now or hereafter directly relating to this Note or the Indebtedness nor delay in the enforcement of payment of this Note or any security for this Note or the Indebtedness nor, whether or not consented to by Borrower, delay or omission in exercising any right of power under this Note or any security for this Note or the Indebtedness shall affect Borrower's or such endorser's liability.

          b) No delay or omission on the part of the Holder in exercising any right, privilege or remedy shall impair such right, privilege or remedy or be construed as a waiver thereof or of any other right, privilege or remedy. No waiver of any right, privilege or remedy or any amendment or modification to or extension or renewal of this Note shall be effective unless made in writing and signed by the Holder. Under no circumstances shall an effective waiver of
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     any right, privilege or remedy on any one occasion
     constitute or be construed as a bar to the exercise of or a waiver of such right, privilege or remedy on any future occasion. The acceptance by the Holder of any payment after any default hereunder shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the Holder under this Note.

          c) All rights and remedies of the Holder, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently, and the Holder shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of New Hampshire. The Holder shall have no duty as to the collection or protection of the Collateral or of any income thereon, or as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Surrender of this Note, upon payment or otherwise, shall not affect the right of the Holder to retain the Collateral as security for the payment and performance of any other liability of the undersigned to the Holder.

     18.   MISCELLANEOUS.

          a) In the event any payment of principal or interest received upon this Note and paid by the Borrower, or endorser, shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or otherwise; then in such event, to the extent thereof, the obligation of the Borrower, or endorser shall, jointly and severally, survive as an obligation due hereunder and shall not be discharged or satisfied by said payment or payments, or by the return (by the payee or holder hereof) to said parties of such payment or payments, or of this Note or-any endorsement or the like:

          b) Except as otherwise provided herein, notices to be given hereunder shall be made in the manner and with the effect provided in the Mortgage;

          c) This Note shall be governed by and interpreted in accordance with the laws of the State of New Hampshire;

          d) No part of this Note may be changed orally but only by an agreement in writing signed by the party against whom enforcement of any change, waiver, modification or discharge is sought;

          e)   Paragraph captions are not a part hereof;

          f) If there is more than one maker of this Note, each maker shall be jointly and severally obligated hereunder;
     and
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

          g) The invalidity of any of the provisions of this Note, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     Executed under seal on the day and year first above written.

Witness:                           ROCKINGHAM VENTURE, INC.


/s/David j. Callaghan                   By:/s/Joseph E. Carney, Jr.
                                        Joseph E. Carney, Jr.,
                                        President
                             7

                 MORTGAGE AND SECURITY AGREEMENT



     KNOW ALL MEN BY THESE PRESENTS that ROCKINGHAM VENTURE, INC., a New Hampshire corporation having its principal office at Rockingham Park, Rockingham Park Boulevard, Salem, New Hampshire (hereinafter collectively with its successors, legal representatives, and assigns referred to as the "Mortgagor") for consideration paid by SHOWBOAT, INC., a Nevada corporation having its principal office at 2800 Fremont Street, Las Vegas, Nevada (hereinafter collectively with its successors, legal representatives, assigns and participants, if any, referred to as "Mortgagee"), the receipt and sufficiency of which Mortgagor does hereby acknowledge, hereby grants, bargains, sells, conveys and assigns to Mortgagee, with MORTGAGE COVENANTS:

     All those tracts or parcels of land, together with all buildings and other improvements now or hereafter situated thereon located in Salem, County of Rockingham, New Hampshire, all as more particularly described in Exhibit A attached hereto and made a part hereof, together with all rents, issues, profits, privileges, easements, rights of way, licenses, appurtenances and other appurtenant rights thereto; all right, title and interest of Mortgagor in and to the land lying within any street or roadway adjoining the subject property and all right, title and interest of Mortgagor in and to any vacated or hereafter vacated streets or roads adjoining the subject property and all right, title and interest of Mortgagor in and to all riparian rights associated with, belonging to or inuring to the benefit of the subject property (all of the foregoing collectively, the "Premises"), subject and subordinate to the mortgage, assignment of leases and rents and security interests granted pursuant to the Loan and Trust Agreement dated as of December 1, 1983 (the "Senior Indenture") among The Industrial Development Authority of the State of New Hampshire (the "SIDA"), and Rockingham Venture and Rockingham Venture, Inc. and The First National Bank of Boston, as Trustee (the "Trustee"), recorded in the Rockingham County Registry of Deeds in Book 2473, Page 1764 and amended by First Amendment dated as of September 30, 1992;

     AND transfers, assigns, sets over and grants a second priority security interest in the following (collectively, the "Personal Property" );

          (1) All fixtures, machinery, equipment and all other tangible personal property intended for use in the buildings and other improvements on the Premises and/or the operation of any business or other activities conducted by the Mortgagor thereon, whether now or hereafter owned by the Mortgagor and now affixed or to be affixed, or now or hereafter located upon the Premises, including all appurtenant easements. The foregoing shall include, without limitation, all machinery, non-titled vehicles, plant, plumbing, heating, lighting, refrigerating, ventilating and air conditioning apparatus and equipment, elevators and elevator machinery, boilers, tanks, motors, sprinkler and fire extinguishing systems, alarm systems, screens, awnings, screen doors, storm and other detachable windows and doors, perennial flowers, signage, and other equipment, machinery, furniture and furnishings, fixtures, and articles of personal property now and hereafter owned by the Mortgagor and now and hereafter affixed to, placed upon or used in connection with the operation of the Premises or any business or other activities thereon, and all other purposes whether or not included in the foregoing enumeration, together with cash proceeds and non-cash proceeds of all of the foregoing, all of which are covered by this Mortgage, whether or not such property is subject to prior conditional sales agreements, chattel mortgages or other liens, excepting inventory and personal property to be consumed or sold in the normal course of business of the Mortgagor. If the lien hereof on any fixtures or personal property is subject to a conditional sales agreement or chattel mortgage or security agreement covering such property, then in the event of any default hereunder all the rights, title and interest of the Mortgagor in and to any and all deposits made thereon or therefor are hereby assigned to the Mortgagee, together with the benefit of any payments now or hereafter made thereon. There are also transferred, set over and assigned to the Mortgagee, its successors and assigns, all concessions and other agreements relating to operation of Mortgagor's business or other activities on the Premises, and all conditional sales agreements, leases, and use agreements of machinery, equipment and other personal property of the Mortgagor in the categories hereinabove set forth and now and hereafter affixed to, placed upon or used in connection with the operation of the Premises or any business or other activity and respecting which the Mortgagor is the owner, lessee, or licensee of, and the Mortgagor agrees to execute and deliver to the Mortgagee specific separate assignments thereof to the Mortgagee of such leases and agreements when requested by the Mortgagee; and nothing herein shall obligate the Mortgagee to perform any obligations of the Mortgagor under such leases or agreements, unless it so chooses, which obligations the Mortgagor hereby covenants and agrees to well and punctually perform;

          (2) All of the Mortgagor's right, title and interest in and to any governmental approvals, licenses, franchises, permits, grants, etc. with respect to the Premises, including, but not limited to, all approvals, licenses, and permits for the use and occupancy of the Premises, to the extent assignable;

          (3) All eminent domain awards made and insurance proceeds paid with respect to the Premises;

          (4) All trade names associated with the use or occupancy of the Premises;

          (5) All books, records, contracts and other general intangibles relating to Mortgagor's operation of the Premises;

          (6) Any and all additions, accessions, substitutions or replacements to or for any of the foregoing;

          (7) Any and all products and proceeds of any or all of the foregoing, including, without limitation, cash and cash equivalents, tax refunds and the proceeds, including interest, of insurance policies providing coverage against the loss or destruction of or damage to any of such collateral;

          (8) All of the Mortgagor's after-acquired property of the kinds and types described in the foregoing paragraphs:

          (9) All rents, instruments, security deposits, fees, issues and profits, revenues, royalties, bonuses, rights and benefits under any and all leases, tenancies or licenses now existing or hereafter created with respect to the Mortgaged Property or any part thereof; and

          (10) All judgments, awards of damages, insurance proceeds and settlements hereafter made as a result or in lieu of any taking of the Mortgaged Property or any interest therein or part thereof under the power of eminent domain or for any damage or casualty (whether caused by such taking or otherwise) to the Mortgaged Property or any part thereof, including any award for change of grade of streets. The Mortgagee may apply all such sums or any part thereof so received on the indebtedness secured hereby in such manner as it elects, or, at its option, the entire amount or any part thereof so received may be released. The Mortgagor hereby irrevocably authorizes and appoints the Mortgagee its attorney-in-fact to collect and receive any such judgments, awards, proceeds, and settlements from the authorities or entities making the same, to appear in any proceeding therefor, to give receipts and acquittances therefor, and to apply the same to payment on account of the debt secured hereby, whether then matured or not, provided such power shall be exercised subject to and in accordance with Paragraphs 3(b) and
(c) below. The Mortgagor will execute and deliver to the Mortgagee on demand such assignments and other instruments as the Mortgagee may require for said purposes and will reimburse the Mortgagee for its costs and expenses (including reasonable counsel fees) in the collection of such judgments and settlements,(collectively, the Premises and the Personal Property
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
are hereinafter sometimes referred to as the "Mortgaged
Property");

          FOR THE PURPOSE OF SECURING the following obligations of Mortgagor to Mortgagee:

          (1) Payment of the principal sum of $8,850,000.00 (the "Loan"), together with interest and other charges thereon as provided in Mortgagor's promissory note of even date evidencing such Loan (such note, together with any subsequent extensions, renewals, modifications, substitutions or replacements thereof, is hereinafter referred to as the "Note"):

          (2) Payment of such sums expended or advanced by Mortgagee in accordance herewith to protect the security, priority or validity of this Mortgage; and

          (3) Due, prompt and complete observance, performance, fulfillment and discharge by Mortgagor of each and every obligation, covenant, condition, warranty, agreement and representation contained in the Note, this Mortgage, an assignment of leases and rents respecting the Premises of even date between the Mortgagor and the Mortgagee, or any other document, instrument or agreement given by Mortgagor as additional security for the payment of the indebtedness hereby secured, or otherwise executed in connection therewith (all of the foregoing, together with any extensions, renewals, modifications, amendments, substitutions or replacements thereof, are hereinafter collectively referred to as the "Loan Documents");

     PROVIDED, NEVERTHELESS, and this Mortgage is granted upon the express condition, that if the Mortgagor pays to the Mortgagee all amounts due under the Note, this Mortgage and the other Loan Documents, complies with and performs fully and satisfactorily all terms and obligations as set forth in this Mortgage, the Note and the other Loan Documents, and the Mortgagee no longer has any obligation to advance funds under the Loan Agreement, then this Mortgage shall be void. Otherwise it shall remain in full force and effect.

     1.   REPRESENTATIONS. WARRANTIES AND COVENANTS OF THE
MORTGAGOR. In addition to the MORTGAGE COVENANTS, the Mortgagor represents, warrants, covenants, and agrees with the Mortgagee as follows:

          (a)  POWER AND AUTHORITY. The Mortgagor is a
     corporation duly organized, validly existing and in standing under the laws of the State of New Hampshire, has full power and authority to own real estate in New Hampshire, and the officers of the Mortgagor have full power, authority, and legal right to execute and deliver the Mortgage and the other Loan Documents and to consummate the transactions contemplated herein without the consent or approval of any beneficiary, court or governmental body or other third party; and, the execution and delivery of the Mortgage and the other Loan Documents and the consummation of the transactions contemplated herein will not conflict with or result in a breach of the terms of any agreement or law or order of any court or governmental body respecting any party who has executed this Mortgage as the Mortgagor;

          (b) TITLE. Until the delivery hereof, Mortgagor is the lawful owner of the Mortgaged Property seized and possessed thereof in its own right in fee simple, has full power and lawful authority to grant and convey the same in manner aforesaid; the Mortgaged Property is free and clear from any encumbrance whatsoever except for the mortgage, assignment of leases and rents and security interests granted under the Senior Indenture and the liens and encumbrances shown on Exhibit B attached hereto (collectively, the "Permitted Encumbrances"); Mortgagor shall warrant and defend the same to the Mortgagee against the lawful claims and demands of any person or persons whatsoever, and Mortgagor will not cause or permit any lien to arise against the Mortgaged Property which is superior to the lien or security interest granted herein except for the Permitted Encumbrances and the mortgage, security interests and assignment of leases and rents granted to secure a refinancing of the indebtedness incurred under the Senior Indebtedness in an amount not to exceed $7,000,000;

          (c) PAYMENT AND PERFORMANCE. Mortgagor shall pay the Note hereby secured and interest thereon as the same shall become due and payable, and also any other indebtedness that may accrue to the Mortgagee under the terms of this Mortgage and the other Loan Documents, and shall perform all other covenants, undertakings and agreements set forth herein and in the other Loan Documents;

          (d) INSURANCE. Mortgagor shall obtain and keep in force, with one or more insurers acceptable to Mortgagee, such insurance as Mortgagee may from time to time specify by notice to Mortgagor, including, as a minimum, insurance providing (i) comprehensive general liability (including bodily injury and property damage coverage) with a broad form coverage endorsement and a combined single limit of at least $5,000,000, and (ii) protection against fire, "extended coverage" and other "All Risk" perils, including, if specifically required by Mortgagee, earthquake and flood, with a full replacement cost endorsement (such cost to be subject to annual review and increased if necessary so as to provide coverage at all times in an amount necessary to restore the Mortgaged Premises to the condition existing just prior to the destruction or damage) and a waiver of subrogation endorsement. All fire and casualty insurance
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
     policies shall include the standard mortgagee clause in the State of New Hampshire naming Mortgagee as the second mortgagee with loss payable to Mortgagee as such mortgagee and all other policies shall name Mortgagee as an additional insured. All insurance policies shall not be cancellable or modifiable without 20 days prior written notice to Mortgagee and shall not have more than a $5,000.00 deductible for any single Casualty. Mortgagor shall provide Mortgagee with evidence of compliance with this Paragraph, in such forms (including original policies and certificates) as required from time to time by Mortgagee, upon notice from Mortgagee or at least 15 days prior to the expiration date of any policy required hereunder, each bearing notations evidencing the prior payment of premiums or accompanied by other evidence satisfactory to Mortgagee that such payment shall be delivered by Mortgagor to Mortgagee.

          Mortgagor shall keep, observe and satisfy, and not suffer violations of, the requirements of insurance companies and any bureau or agency which establishes standards of insurability affecting the Mortgaged Property, and pertaining to acts committed or conditions existing thereon.

          Upon foreclosure of this Mortgage or other transfer of title or assignment of the Mortgaged Property in discharge, in whole or part, of the indebtedness secured hereby, all right, title and interest of Mortgagor in and to all policies of insurance required by this Paragraph shall inure to the benefit of and pass to Mortgagee;

          (e) TAXES AND ASSESSMENTS. The Mortgagor will pay, before the same become delinquent or any penalty attached thereto for nonpayment, all taxes, assessments and charges of every nature that may now or hereafter be levied or assessed, upon the Premises or any part thereof, or upon the rents, issues, income or profits thereof, whether any or all of said taxes, assessments or charges be levied directly or indirectly, and will pay, before the same become delinquent or any penalty attached thereto for the nonpayment, all taxes which by reason of nonpayment create a lien prior to the lien of the Mortgage; and will thereupon submit to the Mortgagee such evidence of the due and punctual payment of such taxes, etc. as the Mortgagee may require;

          (f) MAINTENANCE OF THE PREMESIS. The Personal Property is in good working order and condition, and the Premises are free from structural defects. The Mortgagor will keep the Mortgaged Property protected in good order, repair and condition (reasonable wear and tear and casualty insured against excepted) at all times, promptly replacing any part thereof which may become lost, destroyed or unsuitable for use; and will not commit or suffer any strip or waste of the Mortgaged Property, or any violation of any law, regulation, ordinance or contract affecting the Mortgaged Property, will not commit or suffer any demolition, removal or material alteration of the Mortgaged Property without the written consent of the Mortgagee, and will afford the Mortgagee the opportunity to inspect the Mortgaged Property from time to time upon reasonable prior notice to Mortgagor, and Mortgagor, its officers, agents, and representatives shall fully cooperate with Mortgagee, its agents, and representatives in conducting such inspection. The Mortgagor shall maintain and preserve the parking areas, passageways and drives, now or hereafter existing on the Premises, and, without prior written consent of the Mortgagee, no building or other structure other than those currently in existence on the Premises shall be erected thereon and no additions to existing buildings shall be erected without the prior written consent of the Mortgagee:

          (g) TAX ESCROW. The Mortgagor shall, upon request therefor by the Mortgagee, which request may be withdrawn and remade from time to time at the discretion of the Mortgagee, pay to the Mortgagee on a quarterly basis as hereafter set forth a sum equal to the municipal and other governmental real estate taxes, personal property taxes, other assessments next due on the Mortgaged Property and all premiums next due for fire and other casualty insurance required of the Mortgagor hereunder, less all sums already paid therefor, divided by the number of months to lapse not less than one (1) month prior to the date when said taxes and assessments will become delinquent and when such premiums will become due, and such resultant multiplied by three (3), provided such request shall only be made following the occurrence of an Event of Default hereunder. Such sums as estimated by the Mortgagee shall be paid with quarterly payments of principal and interest due pursuant to the terms of the Note and such sums shall be held by the Mortgagee to pay said taxes, assessments and premiums before the same become delinquent. The Mortgagor agrees that should there be insufficient funds so deposited with the Mortgagee for said taxes, assessments and premiums when due, it will upon demand by the Mortgagee promptly pay to the Mortgagee amounts necessary to make such payments in full; any surplus funds may be applied toward the payment of the indebtedness secured by the Mortgage or credited toward future such taxes, assessments and premiums. If the Mortgagee shall have commenced foreclosure proceedings, the Mortgagee may apply such funds toward the payment of the Mortgage indebtedness without causing thereby a waiver of any rights, statutory or otherwise, and specifically such application shall not constitute a waiver of the right of foreclosure hereunder. The Mortgagor hereby assigns to the Mortgagee all the foregoing sums so held hereunder for such purposes;

          (h) BOOKS AND RECORDS. The Mortgagor shall maintain full and correct books and records showing in detail the earnings and expenses of the Mortgaged Property in accordance with generally accepted accounting principles, and full and accurate entries of all dealings and transactions relating to the Mortgaged Property, and will permit the Mortgagee and its agents, accountants and representatives to examine said books and records and all supporting vouchers and data any time from time to time upon request by the Mortgagee;

          (i) FINANCIAL STATEMENTS AND COVENANTS. The Mortgagor shall provide audited annual financial statements in form and content and within the time frame required in Section 28 of the Senior Indenture and management-prepared quarterly financial statements, to include a balance sheet as at the end of the quarter and statement of income through such quarter, within 45 days after the end of each quarter. Furthermore, the Mortgagor's covenants contained in Paragraph 2(i) of the Letter Agreement dated December 22, 1994, and accepted December 23, 1994, between Mortgagor and Mortgagee, as such Letter Agreement may be hereafter amended, modified or replaced with definitive documentation as contemplated therein, are hereby incorporated by reference into this Mortgage, as if fully stated herein;

          (j) OTHER PROCEEDINGS. If any action or proceeding shall be commenced, excepting an action to foreclose the Mortgage or to collect the debt hereby secured, to which action or proceeding the Mortgagee is made a party by reason of the execution of the Mortgage or the Note, or in which it becomes necessary to defend or uphold the lien of the Mortgage, all reasonable sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the rights and lien created hereby, including attorneys' fees, shall be paid by the Mortgagor, together with interest thereon from date of payment at the rate specified in the Note, and any such sum, and the interest thereon, shall be immediately due and payable and be secured hereby, having the benefit of the lien hereby created, as a part thereof and of its priority. The Mortgagee shall give the Mortgagor prompt notice of the initiation of any such action or proceeding;

          (k) CONSENT TO RELEASE. ETC. Without affecting the liability of the Mortgagor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein or in the other Loan Documents, and without affecting the rights of the Mortgagee with respect to any security not expressly released in writing, the Mortgagee may at any time and from time to time, either before or after the maturity of the Note and without notice or consent:

               (i) Release any person liable for payment of all or any part of the indebtedness evidenced by the Note or for performance of any obligation contained in the other Loan Documents;

             (ii) Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Note indebtedness, or modifying or waiving any obligation in the Loan Documents, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

            (iii) Exercise or refrain from exercising or waive any right the Mortgagee may have hereunder, in the other Loan Documents, or by law;

             (iv) Accept additional security of any kind; or

               (v) Release or otherwise deal with any property, real or personal, securing the indebtedness, including all or any part of the Premises;

          (l) LEASES. The Mortgagee's prior written approval (which approval will not be unreasonably withheld) shall be required prior to execution, delivery and commencement thereof, of all leases, tenancies and occupancies of the Premises entered into by the Mortgagor; and the Mortgagor at its cost and expense, upon request of the Mortgagee, shall cause any parties in possession of the Premises under any such leases, tenancies and occupancies, not so approved, to vacate the Premises immediately; and the Mortgagor acknowledges that the Mortgagee may from time to time at its option enter upon the Premises and take any other action in court or otherwise to cause such parties to vacate the Premises; the costs and expenses of the Mortgagee in so doing shall be paid by the Mortgagor to the Mortgagee on demand thereof and shall be part of the indebtedness secured by the Mortgage as costs and expenses incurred to preserve and protect the security; such rights of the Mortgagee shall be in addition to all its other rights as the Mortgagee, including the right of foreclosure, for breach by the Mortgagor in the requirements of this paragraph;

          (m) DUE ON SALE. This Mortgage is not assignable or assumable and if all or any part of the Premises or the Personal Property is sold, transferred, or otherwise conveyed, or if there is a change in the legal or beneficial ownership of 10% or more of the capital stock or any class of voting stock of Mortgagor, except for a testamentary devise or a transfer between or among such stockholders as existing on the date of recordation of this Mortgage, then the Mortgagee may, at its option, require immediate payment in full of all sums secured by this Mortgage (for purposes of this paragraph, a net lease having a term of 50 years or more shall constitute a sale).

          (n) LIENS AND OTHER MORTGAGES. The Mortgagor shall not, without the prior written consent of the Mortgagee, grant any other mortgage, lien or security interest in the Mortgaged Property or any portion thereof, except for a refinancing of the then current balance of the indebtedness incurred under the Senior Indenture in an amount not to exceed $7,000,000;

          (o) UNDERGROUND TANKS. The Mortgagor will comply with New Hampshire Water Supply and Pollution Control Commission Regulation WS-411, et seq. relating to the inspection and replacement of underground fuel storage tanks located on the Premises;

          (p) FLOOD HAZARD: HAZARDOUS WASTE. The Premises are not located in an "area of Special Flood Hazard", as that term is defined in the National Flood Insurance Act of 1968 (as amended and supplemented by the Flood Disaster Protection Act of 1973), and that to the best of Mortgagor's knowledge the Premises do not contain any oil, hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants (collectively, "Hazardous Materials"), as those terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act and the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act, or any similar state or local law (including, but not limited to, New Hampshire Revised Statutes Annotated Chapters 147-A, 147-B, and 147-C), or in any regulations promulgated pursuant thereto, or in any other applicable law (collectively, "Hazardous Waste Laws"). The Mortgagor further represents and warrants that to the best of its knowledge no asbestos is present in or has been used in the construction of the Premises. The Mortgagor covenants to strictly comply with the requirements of all Hazardous Waste Laws and to promptly notify the Mortgagee of the presence in or on the Premises of any materials, the use, storage, transportation or disposal of which is regulated by the Hazardous Waste Laws (and immediately to notify Mortgagee if at any time there is a discharge, deposit, injection, dumping, spilling, leaking, incineration or placing of any Hazardous Materials into or on the Premises or if, at any time, the use, generation, storage, treatment, disposal, or transportation of any Hazardous Materials in, on, to, or from the Premises is in violation of any law). The Mortgagor hereby covenants to protect, indemnify, and hold the Mortgagee harmless from and against all loss, cost, damage and liability, including attorneys' fees and costs of litigation, suffered or incurred by the Mortgagee on account of the presence of any Hazardous Materials in, on, or under the Premises, including, without limitation, any such loss, cost, damage or liability arising from a violation of any Hazardous Waste Laws. The Mortgagor covenants not to permit any tenants or other occupants of the Premises to use any portion or all of the Premises for the use, generation, treatment, storage, disposal, or transportation of Hazardous Materials, except with the prior written consent of the Mortgagor and in compliance with all applicable laws and regulations. The Mortgagee, at its election and in its sole discretion and without notice, may (but shall not be obligated to) cure any failure on the part of Mortgagor or any occupant of the Premises so as to comply with the foregoing and any all applicable laws in furtherance thereof, including, without limitation (i) arrange for the clean up or containment of Hazardous Materials found in, on, or near the Premises and pay for such clean up and containment costs and costs associated therewith; (ii) pay on behalf of Mortgagor or any occupant of the Premises, any fines or penalties imposed on Mortgagor or any occupant by any federal, state, or local governmental agency or authority in connection with such Hazardous Materials; and
     (iii) make any other payment or perform any other act which may prevent a release of Hazardous Materials, facilitate the clean up thereof, and/or prevent a lien from attaching to the Premises. Any partial exercise by Mortgagee of the remedies hereinabove set forth or any partial undertaking on the part of Mortgagee to cure Mortgagor's failure or any failure by an occupant of the Premises to comply with all applicable laws, shall not obligate Mortgagee to complete the actions taken or require Mortgagee to expend further sums to cure Mortgagor's or any such occupants' non-compliance; neither shall the exercise of any remedy operate to place upon the Mortgagee any responsibility for the operation, control, care, management or repair of the Premises, or make the Mortgagee the "operator" or "generator" of the Premises within the meaning of the Hazardous Waste Laws. The Mortgagee, by making any such payment or incurring any such costs, shall be subrogated to any rights of the Mortgagor or any occupant on the Premises to seek reimbursement from any third parties, including without limitation, the predecessor in interest to the Mortgagor's title or a predecessor to the occupant's use of the Premises who may be a "responsible party" under the Hazardous Waste Laws, in connection with the presence of such materials in, on or near the Premises. The Mortgagee, in the reasonable exercise of its discretion and with reasonable notice under the circumstances, may, at any time after the occurrence and continuance of an Event of Default, or otherwise not more than once every two (2) years, cause one or more environmental assessments of the Premises to be undertaken. Environmental assessments may include a detailed visual inspection of the Premises, including, without limitation, all storage areas, storage tanks, drains, drywells, and leaching areas, as well as the taking of soil samples, surface water samples, and ground water samples, and such other investigation or analysis as is necessary or appropriate for a complete assessment of the compliance of the Premises and the use and operation thereof with all Hazardous Waste Laws;

          (q)  FUTURE ADVANCES. Future advances from the
     Mortgagee, if any, shall be secured by this Mortgage as evidenced by the Note secured hereby;

          (r) COMPLIANCE WITH LAWS. ETC. The Premises and the Mortgagor's use and occupancy thereof comply in all respects with all applicable zoning, building, environmental, and other laws, ordinances, and regulations. The Mortgagor has no knowledge of any claim of any violation of any such legal requirements. The Mortgagor will comply, and will cause any tenant or person occupying the Premises to comply, with all applicable laws, regulations, covenants, rules, ordinances, statutes, codes, permits, orders and decrees applicable to the Mortgagor, the Mortgaged Property, or the use, occupancy or condition of the Premises. The Mortgagor, if an entity other than a natural person, will, so long as the indebtedness secured hereby remaining outstanding, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as such an entity under the laws of the state of its incorporation or creation including, without limitation, the payment of all fees and other charges required in connection therewith. The Mortgagor shall have the right to contest by appropriate legal proceedings, but without cost or expense to the Mortgagee, the validity of any laws, ordinances, orders, rules, regulations and assessments affecting the Mortgagor or the Mortgaged Property if compliance therewith may legally be held in abeyance without the sufferance of any charge, lien or liability against the Mortgaged Property, and the Mortgagor may postpone compliance therewith until the final determination of any such proceedings, provided they shall be prosecuted with due diligence and dispatch, and if any lien or charge is incurred, the Mortgagor may, nevertheless, make the contest and delay compliance, provided the Mortgagee is furnished with security reasonably satisfactory to it against any loss or injury by reason of such noncompliance or delay;

          (s) MECHANICS LIENS. ETC. The Mortgagor will pay, as the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or on the revenues, rents, issues, income and profits arising therefrom. The Mortgagor will not create or permit to be created and will promptly discharge any mortgage, lien, or charge on the Mortgaged Property or on the interest of the Mortgagor or the Mortgagee therein, and the Mortgagor will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of the Mortgagor, without expense to the Mortgagee;

          (t) NO HOMESTEAD INTEREST. The Premises are commercial property and there is no homestead interest in the Premises;

          (u) FURTHER ASSURANCES. Mortgagor shall promptly upon request of Mortgagee: (i) correct any defect, error or omission which may be discovered in the contents of this Mortgage or any other Loan Document or in the execution or acknowledgment thereof; and/or (ii) execute, acknowledge, deliver and record or file such further instruments and do such further acts, in either case as may be necessary, desirable or proper in Mortgagee's opinion to (x) protect and preserve the second and valid lien and security interest of this Mortgage on the Mortgaged Property or to subject thereto any property intended by the terms thereof to be covered thereby, including, without limitation, any renewals, additions, substitutions or replacements thereto; or (y) protect the interest and security interest of Mortgagee in the Mortgaged Property against the rights or interests of third parties. Mortgagor hereby appoints Mortgagee as its attorney-in-fact, coupled with an interest, to take the above actions and to perform such obligations on behalf of Mortgagor, at Mortgagor's sole expense, if Mortgagor fails to comply fully with this Paragraph; and

          (v) INDEMNITY. Mortgagor shall indemnify, defend and hold harmless Mortgagee from and against, and, upon demand, reimburse Mortgagee for, all claims, demand, liabilities, losses, damages, judgments, penalties, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which may be imposed upon, asserted against or incurred or paid by Mortgagee by reason of, on account of or in connection with, any bodily injury or death or property damage occurring in, upon or in the vicinity of the Mortgaged Property through any cause whatsoever, or asserted against Mortgagee on account of any act performed or omitted to be performed under the Loan Documents or on account of any transaction arising out of or in any way connected with the Mortgaged Property or the Loan Documents, except as a result of the willful misconduct or gross negligence of Mortgagee. Mortgagor shall indemnify and repay Mortgagee immediately upon demand for any expenditures or amounts advanced (other than advances of principal under the Note) by Mortgagee at any time under the Loan Documents;

     2. PAYMENTS BY THE MORTGAGEE. If the Mortgagor shall neglect or refuse to keep the Property in good repair, to maintain and pay the premiums for insurance which may be required under Paragraph l(d) or to pay and discharge all taxes, assessments, charges and liens of every nature and to whomever assessed, as provided for in Paragraphs l(e) and l(s), the Mortgagee may, at its election, cause such repairs to be made, obtain such insurance or pay said taxes, assessments, charges and liens, and any amounts paid as a result thereof, together with interest thereon at the default rate of interest specified in the Note secured hereby from the date of payment, shall be immediately due and payable by the Mortgagor to the Mortgagee, and until paid shall be added and become part of the principal debt secured hereby, and the same may be collected as a part of said principal debt in any suit herein or upon the Note; or the Mortgagee, by the payment of any tax, assessment or charge, may, if it sees fit if allowed by law, be thereby subrogated to the rights of the state, county, village and all political or governmental subdivisions. No such advances shall be deemed to relieve the Mortgagor of any default hereunder or impair any right or remedy consequent thereon, and the exercise of the rights to make advances granted in this paragraph shall be optional with the Mortgagee and not obligatory, and the Mortgagee shall not in any case be liable to the Mortgagor for a failure to exercise any such right. The Mortgagee shall have no responsibility with respect to the legality, validity and priority of any such claim, lien, encumbrance, tax, assessment and premium, and of the amount necessary to be paid in satisfaction thereof.

     3.   CASUALTIES AND TAKINGS.

          (a) NOTICE TO MORTGAGEE. In the case of any act or occurrence of any kind or nature which results in damage, loss or destruction to the Mortgaged Property (a "Casualty"), or commencement of any proceedings or actions which might result in a condemnation or other taking for public or private use of the Mortgaged Property or which relates to injury, damage, benefit or betterment thereto (a "Taking"), Mortgagor shall immediately notify Mortgagee describing the nature and the extent of the Casualty or the Taking, as the case may be. Mortgagor shall promptly furnish to Mortgagee copies of all notices, pleadings, determinations and other papers in any such proceedings or negotiations.

          (b) REPAIR AND REPLACEMENT. In case of a Casualty or Taking, Mortgagor shall promptly (at Mortgagor's sole cost and expense and regardless of whether the insurance or other proceeds, if any, shall be sufficient or made available by Mortgagee for the purpose) restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its quality, utility, value, condition and character immediately prior to the Casualty or the Taking, as the case may be. However, upon a Casualty or Taking resulting in a restoration cost that exceeds 25% of the then replacement value of the improvements on the Premises or a Taking of more than 25% of the area of the Premises, and application by Mortgagee of the Insurance Proceeds or of the Taking Proceeds to reduction of the indebtedness secured hereby, Mortgagor shall be obligated only to remove any debris from the Premises and take such actions as are necessary to make the undamaged or non-taken portion of the Premises into a functional economic unit, insofar as is possible under the circumstances.

          (c)  PROCEEDS.

               (i) Collection. Mortgagor shall use its best efforts to collect the maximum amount of insurance proceeds payable on account of any Casualty ("Insurance Proceeds"), and the maximum award or payment or compensation payable on account of any Taking ("Taking Proceeds"). In the case of a Casualty, Mortgagee may, at is sole option, make proof of loss to the insurer, if not made promptly by Mortgagor. Mortgagor shall not settle or otherwise compromise any claim for Insurance Proceeds or Taking Proceeds without Mortgagee's prior written consent.

             (ii) Assignment to Mortgagee. Subject to the rights of the IDA and the Trustee under the Senior Indenture, Mortgagor hereby assigns, sets over and transfers too Mortgagee all Insurance Proceeds and Taking Proceeds and authorizes payment of such Proceeds to be made directly to Mortgagee which may, in its sole unfettered discretion, apply such Proceeds to either of the following, or any combination thereof: (x) payment of the indebtedness secured hereby, either in whole or in part, in any order determined by Mortgagee in its sole unfettered discretion; or (y) repair or replacement, either partly or entirely, of any part of the Mortgaged Property so destroyed, damaged or taken, in which case Mortgagee may impose such terms, conditions and requirements for the disbursement of proceeds for such purposes as it, in its sole unfettered discretion, deems advisable. Mortgagee shall not be a trustee with respect to any Insurance Proceeds or Taking Proceeds, and may commingle Insurance Proceeds or Taking Proceeds with its funds without obligation to pay interest thereon. If any portion of the indebtedness secured hereby shall thereafter be unpaid, Mortgagor shall not be excused from the payment thereof in accordance with the terms of the Loan Documents. Mortgagee shall not, in any event or circumstance, be liable or responsible for failure to collect or exercise diligence in the collection of any Insurance Proceeds or Taking Proceeds.

     4.   EVENTS OF DEFAULT. The following events shall be deemed
"Events of Default" hereunder:

          (a) Failure by Mortgagor to make any payment when due or within the applicable grace period, if any, under the Note;

          (b)  Mortgagor defaults in the observance or
     performance of any covenant, warranty, or agreement required to be observed or performed by it under this Mortgage (other than a payment default referenced in subparagraph (a) above) and fails to cure such default within thirty (30) days after notice from Mortgagee;

          (c) Any representation or warranty or statement of fact made to Mortgagee at any time by Mortgagor is false or misleading or becomes false or misleading in any material respect;

          (d) The occurrence of a default or an event of default under any other Loan Document and lapsing of the applicable grace period, if any;

          (e) Mortgagor shall be in default under any other obligation owed to Mortgagee or shall be in default under any obligation owed to a third party which default has a material adverse effect on the financial condition of Mortgagor or on the value of the Mortgaged Property;

          (f) Uninsured loss, theft, damage, or destruction of any substantial portion of any of the Mortgaged Property; or

          (g) The occurrence of an Event of Default (as defined in the Senior Indenture) under the Senior Indenture, and the lapsing of any applicable grace period;

          (h)  The Mortgagor's license from the State of New
     Hampshire's Pari-Mutuel Commission to conduct Thoroughbred horse racing at the Premises lapses, expires and is not renewed;

          (i) Mortgagor refinances the indebtedness incurred under the Senior Indenture for an amount in excess of $7,000,000;

          (j) The Mortgagor shall (1) apply for or consent to the appointment of a receiver, trustee or liquidator of it or any of its property, (2) make a general assignment for the benefit of creditors, (3) be adjudicated as bankrupt or insolvent, (4) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation under any law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or statute, or (5) offer or enter into any composition, extension or arrangement seeking relief or extension of its debts;

          (k) Proceedings shall be commenced or an order, judgment or decree shall be entered, without the application, approval or consent of the Mortgagor, in or by any court of competent jurisdiction, relating to the bankruptcy, dissolution, liquidation, reorganization or the appointment of a receiver, trustee or liquidator of the Mortgagor, or of all or a substantial part of its assets, and such proceedings, order, judgment or decree shall continue undischarged or unstayed for a period of sixty (60) days;

          (l)  Mortgagor ceases to exist for any reason;

          (m) The Mortgagor is unable to pay its debts as they mature or the occurrence of any other event of insolvency, however defined, and determined by the Mortgagee in its sole discretion; or

          (n) A final unappealable judgment not covered by insurance for the payment of money in an amount greater than $50,000.00 shall be rendered against the Mortgagor and the same shall remain undischarged for a period of thirty (30) days, during which period execution shall not be effectively stayed.

Upon the occurrence of any Event of Default, then the full principal sum or unpaid balance of the debt secured hereby, together with interest and all advances, if any, shall, at the option of the Mortgagee, or its successors or assigns, immediately become due and payable, whereupon the Mortgagee, or its successors or assigns, may forthwith exercise all of the rights and remedies provided in this Paragraph and Paragraphs 5, 6, and 7 hereinbelow, as well as in any of the other Loan Documents, or available to the Mortgagee at law or in equity, including without limitation the STATUTORY POWER OF SALE. Notwithstanding any other provisions set forth herein and without limitation thereof, this Mortgage is upon the STATUTORY CONDITIONS, for any breach of which the Mortgagee shall have the STATUTORY POWER OF SALE.

     The foregoing provisions of this Paragraph notwithstanding, and notwithstanding the provisions of Paragraphs 5 through 7 below, Mortgagee shall not enforce the terms of this Mortgage in a manner which would in any way materially impair the security afforded by the Lien Hereof (as defined in the Senior Indenture). In addition, the Mortgagee agrees as long as there is any indebtedness outstanding under the Senior Indenture, not to accelerate the maturity of the Note and not to exercise its rights and remedies respecting the Mortgaged Property (i) upon the occurrence of any of the Events of Default listed in subparagraphs (b)-(n) above until the Trustee has commenced foreclosure proceedings or other action to realize upon the Mortgaged Property or (ii) upon the occurrence of an Event of Default listed in subparagraph (a) above for 120 days following the giving of notice of the default to the Trustee; provided, however, Mortgagee shall not enforce the provisions of this sentence in a manner which would in any way materially impair the security afforded by the Lien Hereof.

     5.   POSSESSION BY MORTGAGEE.

          (a) If the Mortgagee shall take possession of the Mortgaged Property as permitted hereby, then in addition to, and not in limitation of, the Mortgagee's STATUTORY POWER OF
     SALE, the Mortgagee may, subject to any requisite governmental approvals:

               (i)  hold, manage, operate, and lease the
          Mortgaged Property to the Mortgagor or to any other entity on such terms and for such period(s) of time as the Mortgagee may deem proper, and the provisions of any lease made by the Mortgagee pursuant hereto shall be valid and binding upon the Mortgagor notwithstanding the fact that the Mortgagee's right of possession may terminate or this Mortgage may be satisfied of record prior to the expiration of the term of such lease;

             (ii)  make such alterations, additions,
          improvements, renovations, repairs, and replacements to the Mortgaged Property as the Mortgagee may deem necessary;

            (iii) remodel such improvements so as to make the same available in whole or in part for business purposes;

             (iv)  collect the rents, issues, and profits
          arising from the Mortgaged Property, past due and thereafter becoming due, and apply the same, in such order of priority as the Mortgagee may determine, to the payment of all charges and commissions incidental to the collection of rents, the management of the Mortgaged Property, and thereafter to the obligations secured hereby, and all sums or charges required to be paid by the Mortgagor hereunder; and

               (v) take any other action the Mortgagee deems necessary or appropriate in its sole discretion to preserve, protect, or improve the Mortgaged Property;

          (b) All monies advanced by the Mortgagee for the above purposes and not repaid out of the rents collected shall immediately and without demand be repaid by the Mortgagor to the Mortgagee, together with interest thereon at the same rate as provided in the Note, and shall be added to the principal indebtedness secured hereby;

          (c) The taking of possession and the collection of rents by the Mortgagee as described above shall not be construed to be an affirmation of any lease of the Mortgaged Property or any part thereof, and the Mortgagee, or any purchaser at any foreclosure sale, may terminate any such lease at any time, whether or not such taking of possession and collection of rents has occurred; and

          (d) Mortgagor hereby indemnifies and holds Mortgagee harmless from and against any liability or damage which Mortgagee may incur with respect to taking possession of the Mortgaged Property and in the exercise and performance, and good faith, of its rights and duties otherwise set forth in this Paragraph.

          6.   FORECLOSURE OF PREMISES PURSUANT TO STATUTORY
          POWER OF SALE.

          (a) Upon an Event of Default, the Mortgagee or its legal representatives or assigns may, on such terms and conditions as the Mortgagee deems appropriate in its sole discretion and pursuant to the STATUTORY POWER OF SALE, sell the Premises by public sale to the highest or most responsible bidder as provided herein and in N.H. RSA 479:25 27-a, as such statutes may be amended from time to time;

          (b) If the Mortgagee invokes the POWER OF SALE, the Mortgagee shall without further demand upon the Mortgagor, auction the Premises or any estate therein, in one or more parcels, to the highest or most responsible bidder for cash or other consideration acceptable to the Mortgagee, such auction to be held upon the Premises or at any other place within or without the State of New Hampshire as the Mortgagee may designate;

          (c) The deed given by reason of such sale shall convey to the purchaser an indefeasible title to the Premises or tracts, parcels or other interests therein sold, discharged of all rights of redemption with respect to this Mortgage by the Mortgagor, or any person claiming from or under Mortgagor. The Mortgagee shall apply the proceeds of such sale first to any prior encumbrance (unless sold subject to such prior encumbrance), then to all costs of notice and sale of the Premises, including reasonable attorneys', accountants' and appraisers' fees, then to any and all accrued but unpaid interest due to the Mortgagee, and thereafter to the principal indebtedness evidenced by the Note and to any other indebtedness secured hereby. Any excess may, unless objected to by the Mortgagor, be paid to others having a lien on the Premises not having priority over this Mortgage and, if none, then to the Mortgagor. If objected to by Mortgagor, Mortgagee may interplead such excess with a court of competent jurisdiction for a judicial determination of the party or parties entitled to payment of such excess, with Mortgagee's costs of the interpleader action (including attorneys' fees) to be paid by Mortgagor and secured hereby. The Mortgagor shall be liable for any deficiency;
                             19

          (d) In the event of foreclosure, at the option of the Mortgagee, the interest of each of the Mortgagor and the Mortgagee herein may be sold as a single unit together with such personal property, furniture, furnishings, fixtures, machinery, and equipment as may secure the Note or be secured by the Loan Documents;

          (e) If the provisions of the Uniform Commercial Code apply to any property or security given to secure the indebtedness secured hereby which is sold with or as a part of the Premises, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be deemed commercially reasonable and fully satisfied by the notice provided to be given hereby in execution of the POWER OF SALE; and

          (f) The Mortgagee may resort to any remedies and the security given by the Loan Documents in whole or in part, and in such portions and in such order as may seem best to Mortgagee in its sole discretion, and Mortgagor waives all rights to a marshalling of its assets.

     7. UCC SALE OF PERSONAL PROPERTY. The Mortgage is intended to be and is a security agreement and financing statement with respect to the Personal Property pursuant to, and in accordance with, the terms of the Uniform Commercial Code as adopted by the State of New Hampshire ("UCC"). Upon an Event of Default, the Mortgagee may, at its discretion, require the Mortgagor to assemble the Personal Property and make it available to the Mortgagee at a place reasonably convenient to both parties to be designated by the Mortgagee. The Mortgagee shall give the Mortgagor notice, by registered mail, postage prepaid, of the time and place of any public sale of any of the Personal Property or of the time any private sale or other intended disposition thereof is to be made by sending notice to the Mortgagor at least ten (10) days before the time of the sale or other disposition, which provisions for notice the Mortgagor and the Mortgagee agree are reasonable; PROVIDED, HOWEVER, that nothing herein shall preclude the Mortgagee from proceeding as to both the Personal Property and the Premises, in accordance with the Mortgagee's rights and remedies in respect of the Premises. The Mortgagee shall have all of the remedies of a secured party under the Uniform Commercial Code as now in effect in the State of New Hampshire, and such further remedies as may from time to time hereafter be provided in New Hampshire for a secured party. The Mortgagor agrees that all rights of the Mortgagee as to the Personal Property and the Premises may be exercised together or separately and further agrees that in exercising its power of sale as to the Personal Property and the Premises, the Mortgagee may sell the Personal Property or any part thereof, either separately from or together with the sale of the Premises or any part thereof, all as the Mortgagee may in its discretion elect.

Mortgagor warrants, for UCC purposes, that its principal place of business is in Salem, New Hampshire and that Mortgagor has no other place of business in New Hampshire.

     8. JOINT AND SEVERAL LIABILITY. If the Mortgagor be more than one party, such parties shall be jointly and severally liable under any and all obligations, covenants and agreements of the Mortgagor contained herein or in any of the other Loan Documents, and any reference herein to "Mortgagor" shall mean and refer to such parties individually and collectively.

     9. GENERAL PROVISIONS. The Mortgagor and the Mortgagee further agree that:

          (a)  WAIVERS.

              (i) Except as otherwise specifically provided in this Mortgage, the Note and the other Loan Documents, the Mortgagor waives demand, notice of any action taken in reliance on this Mortgage, and all other demands and notices of any description;

              (ii) No delay or omission on the part of the Mortgagee in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Mortgage. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion. No single or partial exercise of any power hereunder shall preclude other or future exercise thereof or the exercise of any other right; and

              (iii)That receipt and disposition of rents, income of the Mortgaged Property, insurance proceeds, eminent domain awards, or any other sums under the provisions of the Loan Documents by the Mortgagee shall not be a waiver or release of any rights of the Mortgagee, including but not limited to, the right of foreclosure or acceleration of the Note, whether such receipt or disposition shall be before or after exercise of any such rights.

          (b) BINDING AGREEMENT. This Mortgage shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns; provided, however, that any assumption of any obligations of Mortgagor hereunder shall not constitute a release of the party whose obligation is being assumed without the Mortgagee's prior written consent.

          (c) AMENDMENT. This Mortgage shall not be changed in any respect except by written instrument signed by the parties hereto.

          (d) GOVERNING LAW. This Mortgage and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the State of New Hampshire.

          (e) SEVERABILITY. If any term, condition, or provision of this Mortgage or the application, thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable according to law, then the remaining terms, conditions, and provisions of this Mortgage, or the application of any such invalid or unenforceable term, condition or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term, condition, and provision of this Mortgage shall be valid and enforced to the fullest extent permitted by law.

          (f) HEADINGS. The descriptive headings of the sections of this Mortgage have been inserted for convenience and reference only and shall not control or affect the meaning or construction of any of the contents hereof.

          (g)  ESTOPPEL CERTIFICATE. The Mortgagor, within five
     (5) days after being given notice as provided below, will furnish to the Mortgagee a written statement duly acknowledged by the Mortgagor or its representative certifying the principal amount then outstanding on the Note and certifying that no offsets or defenses exist against the Mortgage indebtedness.

          (h) NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing and shall be either mailed by certified or registered mail, return receipt requested, or delivered by a regularly scheduled overnight express carrier ("Overnight Carrier"), to the applicable party at the following addresses:

If to the Mortgagor, to:

     Rockingham Venture, Inc.
     Rockingham Park
     Rockingham Park Boulevard
     Salem, NH 03079
     Attention: Joseph E. Carney, Jr.

If to the Mortgagee, to:

     Showboat, Inc.
     2800 Fremont Street
     Las Vegas, Nevada 89104
     Attention: Leann Schneider, Vice President-Finance

With a copy to:

     Showboat Development Company
     6601 Ventnor Avenue
     Ventnor, NJ 08406
     Attention: R. Craig Bird, Executive Vice President
                           Finance & Development

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Paragraph. All such notices, requests, demands and other communication shall be deemed given and received on the earlier of:

             (i)  the date received;

             (ii) if mailed as provided above, the date of delivery, attempted delivery or refusal of delivery, as indicated on the return receipt; or

            (iii)  if given to an Overnight Carrier for
          delivery, the first business day after being received by the Overnight Carrier.

          (i) GENDER AND NUMBER. All words denoting gender or number shall be construed to include any other gender or number as the context and facts require.

          (j) CONFLICT WITH OTHER LOAN DOCUMENTS. In the event of any conflict between the terms, covenants, conditions and restrictions contained in the Loan Documents, the term, covenant and condition or restriction which grants the greater benefit upon the Mortgagee shall control. The determination as to which term, covenant, condition or restriction is the more beneficial shall be made by the Mortgagee in its sole discretion.

          (k) WAIVER OF RIGHT OF EXEMPTION. The Mortgagor, for the consideration aforesaid, hereby waives all rights of exemption in the Mortgaged Property as the same are now or here after provided by virtue of the Bankruptcy provisions of the United States Code, including, without limitation, 11 U.S.C. 522.

          (l) RIGHTS CUMULATIVE. All rights and remedies set forth herein and in the Loan Documents shall be cumulative and concurrent, and may be pursued, singly, successively, or together, at the Mortgagee's sole discretion, and may be exercised as often as occasion therefor shall occur; Mortgagor expressly waives the application of any doctrine of marshalling of assets.

     IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have executed and delivered this Mortgage and Security
     Agreement as of this 28th day of December, 1994.

Witness:                           ROCKINGHAM VENTURE, INC.


/s/David J. Callaghan               By:/s/Joseph E. Carney
                                    Joseph E. Carney, President

                                    SHOWBOAT, INC.

/s/Henry C. Copeland                By:/s/R Craig Bird
                                    R. Craig Bird, Executive
                                    Vice President


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     On this, the 28th Day of December, 1994, before me, the undersigned officer, personally appeared JOSEPH E. CARNEY, JR., who acknowledged himself to be the President of ROCKINGHAM VENTURE, INC., a New Hampshire corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

     Before me,

                              /s/John E. Lucas
                              Notary Public
                              JOHN E. LUCAS, NOTARY PUBLIC
                              MY COMMISSION EXPIRES
                              FEBRUARY 28, 1995

STATE OF NEW JERSEY
COUNTY OF ATLANTIC

     On this, the 27 day of December, 1994, before me, the undersigned officer, personally appeared R. CRAIG BIRD, who acknowledged himself to be the Executive Vice President of SHOWBOAT, INC., a Nevada corporation, and acknowledged that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

     Before me,



                              /s/Deanna M. Petersen
                              Notary Public
                              DEANNA M. PETERSEN
                              NOTARY PUBLIC OF NEW JERSEY
                              MY COMISSION EXPIRES
                              JUNE 15, 1998

                          SCHEDULE/EXHIBIT A

     Three certain tracts of parcels of land, with the buildings and improvements located thereon, situate in Salem, Rockingham
County, New Hampshire, described as follows:

TRACT 1 (Map 98, Lot 7887)

     A certain lot shown on "Subdivision Plan, Rockingham
Venture, Rockingham Park Boulevard, Salem, NH" prepared by
Kimball Chase Company, Inc. and recorded in the Rockingham County
Registry of Deeds as Plan D-20211, said tract shown as 169.906 acres and described as follows:

     Commencing at a point on the easterly side of Central Street at a point near the northerly end of the property at a point near the northerly end of the property; thence

     1. North 76 degrees 00' 21" east a distance of 286.97 feet to a point; thence

     2. South 33 degrees 40' 18" east a distance of 428.53 feet to a point; thence

     3. South 31 degrees 41' 21" east a distance of 210.68 feet to a point; thence

     4. North 60 degrees 49' 47" east a distance of 35.31 feet to a point; thence

     5. South 31 degrees 57' 35" east a distance of 183.68 feet to a point; thence

     6. South 26 degrees 49' 28" east a distance of 2,040.60 feet to a point; thence

     7. South 63 degrees 10' 32" west [L39] a distance of 21.70 feet to a point; thence

     8. South 27 degrees 35' 55" east [L38] a distance of 7.87 feet to a point; thence

     9. North 65 degrees 06' 29" east [L37] a distance of 14.78 feet to a point; thence

     10. South 26 degrees 48' 13" east [L36] a distance of 9.99 feet to a point; thence

     11. North 63 degrees 11' 47" east [L35] a distance of 27.12 feet to a point; thence

     12. South 26 degrees 48' 13" east a distance of 424.43 feet to a point; thence

     13. In a generally southeasterly direction along a curve with a radius of 11,532.86 feet a distance of 500.25 feet to a point; thence

     14. South 29 degrees 17' 20" east a distance of 567.04 feet to a point (courses No. 2 through 14 being along land now or formerly of Boston & Maine Corporation); thence

     15. South 60 degrees 44' 59" [L34]] west a distance of 23.79 feet to a point; thence

     16. South 30 degrees 27' 10" [L33] east a distance of 38.98 feet to a point; thence

     17. South 03 degrees 39' 12" west a distance of 235.67 feet to a point; thence

     18. South 20 degrees 29' 12" west a distance of 190.10 feet to a point; thence

     19. South 32 degrees 53' 59" west a distance of 185.30 feet to a point; thence

     20. South 48 degrees 16' 59" west a distance of 172.85 feet to a point; thence

     21. South 66 degrees 28' 02" west a distance of 71.98 feet to a point; thence

     22. South 60 degrees 24' 14" west a distance of 122.61 feet to a point; thence

     23. Along a curve to the right with a radius of 140.00 feet a distance of 151.23 feet to a point; thence

     24. South 60 degrees 24' 13" west a distance of 115.06 feet to a point; thence

     25. Along a curve to the right with a radius of 190.00 feet a distance of 113.20 feet to a point; thence

     26. South 60 degrees 24' 14" west a distance of 563.55 feet to a point; thence

     27. South 65 degrees 02' 13" west [L32] a distance of 49.93 feet to a point; thence

     28. South 77 degrees 37' 15" west [L31] a distance of 167.40 feet to a point; thence

     29. North 88 degrees 48' 42" west [L30] a distance of 171.10 feet to a point; thence

     30. North 74 degrees 20' 45" west [L29] a distance of 79.11 feet to a point; thence

     31. South 00 degrees 22' 54" east [L28] a distance of 23.22 feet to a point (courses 15 through 31 above being along land now or formerly of the State of New Hampshire and known as Rockingham
Park Boulevard); thence

     32. North 41 degrees 54' 04" west a distance of 434.83 feet to a point; thence

     33. Along a curve to the right with a radius of 400.00 feet a distance of 163.25 feet to a point; thence

     34. North 18 degrees 31' 00" west a distance of 762.60 feet to a point; thence

     35. Along a curve to the right with a radius of 400.00 feet a distance of 208.05 feet to a point; thence

     36. North 11 degrees 17' 05" east a distance of 287.39 feet to a point; thence

     37. Along a curve to the left with a radius of 430.00 feet a distance of 180.00 feet to a point; thence

     38. North 12 degrees 41' 58" west [L27] a distance of 236.20 feet to a point; thence

     39. North 12 degrees 41' 58" west [L26] a distance of 56.80 feet to a point; thence

     40. Along a curve to the right with a radius of 472.21 feet a distance of 191.04 feet to a point; thence

     41. North 10 degrees 28' 51" east [L25] a distance of 182.87 feet to a point; thence

     42. Along a curve to the left with a radius of 400.00 feet a distance of 139.63 feet to a point; thence

     43. North 09 degrees 31' 09" west [L24] a distance of 149.47 feet to a point; thence

     44. North 09 degrees 14' 08" west [L23] a distance of 104.22 feet to a point; thence

     45. North 10 degrees 22' 35" west [L22] a distance of 30.09 feet to a point; thence

     46. North 09 degrees 00' 56" west a distance of 412.28 feet to a point; thence

     47. North 07 degrees 47' 20" west [L21] a distance of 113.88 feet to a point; thence

     48. North 06 degrees 33' 38" west [L20] a distance of 67.22 feet to a point; thence

     49. Along a curve with a radius of 225.07 feet a distance of 62.00 feet to a point; thence

     50. North 10 degrees 06' 50" west a distance of 761.65 feet along Pleasant Street to a point; thence

     51. North 79 degrees 13' 15" east a distance of 159.12 feet to a point; thence

     52. North 13 degrees 58' 46" west [L19] a distance of 88.87 feet to a point; thence

     53. North 14 degrees 44' 40" west [L18] a distance of 60.49 feet to a point; thence

     54. North 79 degrees 35' 50" west [L17] a distance of 33.62 feet to a point; thence

     55. North 10 degrees 18' 10" west [L16] a distance of 138.90 feet to a point; thence

     56. North 74 degrees 03' 46" east [L15] a distance of 22.50 feet to a point; thence

     57. North 14 degrees 24' 16" west [L14] a distance of 133.08 feet to a point; thence

     58. North 14 degrees 07' 46" west a distance of 486.27 feet to a point; thence

     59. North 14 degrees 00' 56" west [L13] a distance of 31.93 feet to a point; thence

     60. North 82 degrees 38'38" east [L5] a distance of 136.84 feet to a point; thence

     61. South 10 degrees 29' 37" east [L4] a distance of 152.00 feet to a point; thence

     62. South 13 degrees 59' 31" east [L3] a distance of 165.00 feet to a point; thence

     63. North 76 degrees 00' 27" east [L2] a distance of 50.00 feet to a point; thence

     64. North 13 degrees 59' 32" west [L1] a distance of 60.94 feet to the point of beginning.

     Containing 169.906 acres, more or less.

TRACT 2 (Map 89, Lot 11106) Municipal Parking Area

     Said tract being shown as Lot 11106, Map 89 on the above-referenced D-20211: said tract being more particularly described as follows:

     Commencing at the southeasterly corner of said lot on the westerly side of Central Street; thence

     1. South 82 degrees 38' 38" west [L5] a distance of 136.84 feet to a point; thence

     2. North 14 degrees 00' 56" west [L12] a distance of 19.00 feet to a point; thence

     3. South 77 degrees 49' 28" west [Lll] a distance of 5.49 feet to a point; thence

     4. North 10 degrees 08' 53" west [L10] a distance of 99.44 feet to a point; thence

     5. North 78 degrees 01' 46" east [L9] a distance of 20.00 feet to a point; thence

     6. North 10 degrees 49' 02" west [L8] a distance of 140.00 feet to a point; thence

     7. South 81 degrees 36' 28" east [L7] a distance of 130.51 feet to a point; thence

     8. South 10 degrees 29' 37" east [L6] a distance of 224.00 feet to the point of beginning.

     Shown to contain 0.735 acres, more or less.

TRACT 3 (Map 108, Lot 846)

      A certain tract or parcel of land shown to contain 0.398 acres, more or less, and shown on a plan entitled "Subdivision Plan, Rockingham Venture, Route 28/Rockingham Park Boulevard, Salem, NH" prepared by Kimball Chase Company, Inc., said plan having been recorded in the Rockingham County Registry of Deeds as Plan D-20210; said tract being more particularly bounded and described as follows:

      Commencing at the northwesterly corner of the tract on the easterly side of land now or formerly of the Boston & Maine
Railroad; thence

     1. North 61 degrees 31' 16" east a distance of 62.00 feet to a point at South Broadway (Route 28); thence

     2. South 21 degrees 40' 38" east a distance 340.93 feet to a point; thence

     3. South 27 degrees 01' 16" east a distance of 303.24 feet to a point; thence

     4. South 60 degrees 42' 40" west a distance of 6.00 feet to a point; thence

     5. North 29 degrees 17' 20" west a distance of 478.00 feet along land now or formerly of the Boston & Maine Railroad to a point:
thence

     6. Along a curve with a radius of 11,512.86 feet a distance of 163.81 feet along said Boston & Maine Railroad land to the point of beginning.

     Containing 0.398 acres, more or less.

      For  source  of title see Deed of The New Hampshire  Jockey
Club, Inc. to Rockingham Venture recorded August 22, 1983 at Book
2457, Page 805; see also Affidavit at Book 3079, Page 258.

                       SCHEDULE/EXHIBIT B
                     PERMITTED ENCUMBRANCES

      THE  ABOVE  DESCRIBED  PROPERTY IN  SCHEDULE/EXHIBIT  A  IS
SUBJECT TO:

1. Covenants, restrictions and obligations contained in Deed of Boston and Maine Railroad to The New Hampshire Jockey Club,
     Inc. dated December 20, 1957, recorded at Book 1456, Page
     18.

2. Covenants, restrictions and obligations contained in Deed of Boston and Maine Corporation to said The New Hampshire Jockey Club, Inc., dated October 27, 1965, recorded at Book 1802, Page 340, and easements for pipes, drainage, ditches, poles and wires contained in said Deed.

3.   Easement granted by Boston and Maine Corporation to Granite
     State Electric Company dated November 18, 1965, recorded at
     Book 1798, Page 297.

4. Terms and provisions of Agreement between William F. Smith and the Town of Salem (Water Department of the Town of Salem) dated March 6, 1934, recorded at Book 894, Page 369.

5. Rights and easements granted to New England Telephone and Telegraph Company and Granite State Electric Company dated
     May 9, 1949, recorded at Book 1148, Page 221.

6.   Easements referred to in Deed of Andrew Miller to New
     England Breeders Club dated November 20, 1905, recorded with said Deeds in Book 613, Page 283.

7.   Flowage rights, if any, referred to in the following deeds:

     a.  Isaac Woodbury to Andrew Miller, dated June 10, 1905, at
     Book 609, Page 411;

     b.  Lester  Hall to Andrew Miller, dated June 10,  1905,  at
     Book 609, Page 369;

     c. Charles E. Kimball to Andrew Miller, dated June 10, 1905, at Book 609, Page 372.

     NOTE: See deeds purporting to assign said rights of flowage from Methuen Company to Arlington Mills dated March 22,
     1927, at Book 830, Page 258.

8. Two Easements for the transmission of electricity granted to Rockingham County Light and Power Company by deeds of George
     Woodbury recorded at Book 592, Pages 170 and 405.

9.   Rights and easement granted by New Hampshire Jockey Club,
     Inc. to New England Telephone and Telegraph Company dated
     December 27, 1965, recorded at Book 1859, Page 560.

10. Rights of the State of New Hampshire, including rights of access, slope, embankment and drainage easements under the following instruments:

     a.  Commissioners Return of Highway Layout for Section  Two,
     Interstate Route 93, recorded at Book 1541, Page 97, and dated April 4, 1960.

     b. Commissioners Return of Highway Layout dated September 8,
     1980, recorded at Book 2371, Page 1086.

     c.  Deed of Quitclaim from William F. Smith to State of  New
     Hampshire  dated June 15, 1960, recorded at Book 1563,  Page
     201.

11. Possible rights of the public in streets and paved parking areas on the insured premises.

12. Rights of the Town of Salem under a Sewer Easement from Rockingham Venture dated December 21, 1983 and recorded
     December 22, 1983 at Book 2473, Page 1752.

13. Rights and easements granted by George Woodbury to the Hudson, Pelham and Salem Electric Railway Company, recorded at Book 592, Page 420.

14. UCC Financing Statement from National Electronics Sale, Service and Financial Co., Inc. to Arlington Trust Company. Recorded May 21, 1984 at Book 2491, Page 1738 wherein the property owners are recited to be Rockingham Venture and Rockingham Venture, Inc.

15. Parking easements granted in the Deed of Rockingham Venture to NED Rockingham Limited Partnership dated 2828, Page 1485.

16. Easement Agreement regarding a gate, a pathway and parking, among Rockingham Venture, the Town of Salem, NED Rockingham Limited Partnership, Raymond Kellett, Jr. and Laurel G. Kellett dated March 29, 1990 and recorded at Book 2838, Page 1514.

17. Lease between Rockingham Venture (Lessor) and the Town of Salem (Lessee) for parking for a term of 50 years notice of which lease has been recorded at Book 2898, Page 1041, and supplemented by an affidavit at Book 3063, Page 1925.

18. Terms of the Quitclaim Deed and Flyover Easement of Rockingham Venture to NED Rockingham Limited Partnership dated February 27, 1990 recorded at Book 2834, Page 383, and the Amendment of Easement from Rockingham Venture to the State of New Hampshire, as successor in interest to NED Rockingham Limited Partnership, dated April 5, 1991, recorded at Book 2886, Page 2523.

19. Encroachment Agreement, regarding the "Flyover Easement", between Rockingham Venture and the State of New Hampshire, dated August 9, 1991 and recorded at Book 2898, Page 2325.

20.  Loan and Trust Agreement among Rockingham Venture and
     Rockingham Venture, Inc. to Industrial Development Authority of the State of New Hampshire and First National Bank of
     Boston, Trustee in the original principal amount of $22,960,000. dated December 1, 1983 and recorded at Book
     2473, Page 1764.

21. Those matters disclosed by a Plan entitled A.L.T.A./A.C.S.M. Land Title Survey, Boundary & Existing Conditions Plan of Rockingham Park Racetrack in Rockingham County on Main Str., Mall Rd., Route 38 & Rockingham Blvd." dated May, 1994 and certified on December 27, 1994, prepared by Kimball Chase Company, Inc. and the accompanying Surveyor's Report dated December 23, 1994.

22.  Facts, details and terms of the following recorded plans:

     a.  16856 (2 sheets). Consolidation and Subdivision Plan for
     Rockingham  Venture prepared by Kimball Chase.  Dated  July,
     1987. Recorded August 20, 1987.

     b. 19425 (2 sheets). Lot Line Adjustment Plan for Rockingham
     Venture  prepared  by  Kimball Chase. Dated  January,  1989.
     Recorded June 5, 1989.

     c.  20157. Easement Plan. NED Salem Realty Trust prepared by
     Kimball  Chase. Dated February, 1990. Recorded February  28,
     1990.

     d.   20210.  Subdivision  Plan.  Rockingham  Venture.  Dated
     January, 1990. Prepared by Kimball Chase. (Depicts, among other things, Route 28 Road Widening Area.) Recorded April
     2, 1990.

     e. 20211. Subdivision Plan. Rockingham Venture. Dated January, 1990 by Kimball Chase. (Depicts, among other things, Rockingham Park Boulevard Road Widening Area, Municipal Parking Area, Storm Water Discharge Points and 45 Food Access Easement Area.) Recorded April 2, 1990.

     f. 20247. Easement Plan. Rockingham Venture. Dated February,
     1990 and prepared by Kimball Chase and depicts the flyover easement area. Recorded April 19, 1990.

23. The following U.C.C. filings recorded in the Office of the Secretary of State:

     a.   Filings  #161639  and  #161640  recorded  12/22/83  and
     continued thereafter running to First National Bank of Boston, as Trustee;

     b.   Filing   #340647  recorded  2/26/90  and   running   to
     Jordan-Milton Machiner, Inc.; and

     c. Filing #383911 recorded 4/27/92 and running to R.C.
     Hazelton Co., Inc.

24. The following U.C.C. filings recorded in the Office of the Town Clerk of Salem, New Hampshire:

     a. Filing #20,186 recorded 12/22/83 and continued thereafter and running to First National Bank of Boston, as Trustee;

     b. Filing #24,970 recorded 2/26/90 and running to Jordan-Milton Machinery, Inc.; and

     c. Filing #26,393 recorded 4/28/92 and running to R.C.
     Hazelton Co., Inc.

25. All purchase money security interests in personal property, whether now existing, or hereafter created.